Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ JOHN TYSON
Name:	John Tyson
Title:	Chairman, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ DON TYSON
Name:	Don Tyson
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ BARBARA A. TYSON
Name:	Barbara A. Tyson
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ LLOYD V. HACKLEY
Name:	Lloyd V. Hackley
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 22, 2009.

/S/ JIM KEVER
Name:	Jim Kever
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 22, 2009.

/S/ JO ANN R. SMITH
Name:	Jo Ann R. Smith
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ ALBERT C. ZAPANTA
Name:	Albert C. Zapanta
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ KEVIN MCNAMARA
Name:	Kevin McNamara
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ BRAD T. SAUER
Name:	Brad T. Sauer
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Tyson Foods, Inc. (the “Company”) to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ ROBERT C. THURBER
Name:	Robert C. Thurber
Title:	Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Leland E. Tollett, Dennis Leatherby and R. Read Hudson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of each of the subsidiaries of Tyson Foods, Inc. (the “Company”) listed on Annex A hereto to a Registration Statement or Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $810,000,000 aggregate principal amount of 10.50% Senior Notes due 2014 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 10.50% Senior Notes due 2014 issued on March 9, 2009 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of June 19, 2009.

/S/ DAVID L. VAN BEBBER
Name:	David L. Van Bebber
Title:	Director

Annex A

CENTRAL INDUSTRIES, INC.

CBFA MANAGEMENT CORP.

COBB-VANTRESS, INC.

DFG FOODS, INC.

FOODBRANDS AMERICA, INC.

FOODBRANDS SUPPLY CHAIN SERVICES, INC.

FPPCI ACQUISITION, INC.

GLOBAL EMPLOYMENT SERVICES, INC.

HUDSON MIDWEST FOODS, INC.

IBP REDEVELOPMENT CORPORATION

MADISON FOODS, INC.

NATIONAL COMP CARE INC.

NEW CANADA HOLDINGS, INC.

OAKLAWN CAPITAL CORPORATION

PBX, INC.

PROVEMEX INTERNATIONAL HOLDINGS, INC.

RURAL ENERGY SYSTEMS, INC.

TEXAS TRANSFER, INC.

THE BRUSS COMPANY

THE IBP FOODS CO.

THE PORK GROUP, INC.

TYNET CORPORATION

TYSON BREEDERS, INC.

TYSON CHICKEN, INC.

TYSON DELI, INC.

TYSON FARMS, INC.

TYSON FRESH MEATS, INC.

TYSON HOG MARKETS, INC.

TYSON INTERNATIONAL HOLDING COMPANY

TYSON INTERNATIONAL SERVICE CENTER INC. ASIA

TYSON INTERNATIONAL SERVICE CENTER INC. EUROPE

TYSON INTERNATIONAL SERVICE CENTER, INC.

TYSON MEXICAN ORIGINAL, INC.

TYSON OF WISCONSIN, INC.

TYSON POULTRY, INC.

TYSON PREPARED FOODS, INC.

TYSON PROCESSING SERVICES, INC.

TYSON RECEIVABLES CORPORATION

TYSON REFRIGERATED PROCESSED MEATS, INC.

TYSON SALES AND DISTRIBUTION, INC.

TYSON SERVICE CENTER CORP.

TYSON SHARED SERVICES, INC.

WILTON FOODS, INC.

ZEMCO INDUSTRIES, INC.